Consolidated Statements of Cash Flows Parenthetical (Parentheticals) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Purchases and sales of noncontrolling interests, net of dividends paid	$ 2.9	$ 5.0	$ 2.2
Non-Cash Financing Activities - change in fair value of interest rate swaps	0.0	0.0	(0.7)
Cash and cash equivalents of discontinued operations	$ (2.2)	$ 24.1	$ 17.9	$ 19.9